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                                                                    EXHIBIT 10.7



                            INDEMNIFICATION AGREEMENT


         AGREEMENT, made this _____th day of ____________, 1999, between CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Coram") and the Subsidiaries of the Company that are signatories hereto, and ___________________________________ ("Indemnitee"). All references to the Company shall be deemed to include each of the Company's Subsidiaries that is a signatory hereto and predecessors or successors in interest of the Company.

         WHEREAS, it is essential to the Company and its stockholders to attract and retain qualified and capable directors, officers, employees, agents and fiduciaries; and

         WHEREAS the Certificate of Incorporation of the Company, as amended (the "Articles") and by-laws (the "By-laws") permit the Company to indemnify and advance expenses to its directors and officers to the fullest extent authorized by law and allow the Company to indemnify employees and agents to the fullest extent authorized by law; and

         WHEREAS, it is the policy of the Company to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law; and

         WHEREAS, in recognition of Indemnitee's need for protection against personal liability in order to induce Indemnitee to serve or continue to serve the Company in an effective manner, and, in the case of directors and officers, to supplement or replace the Company's directors' and officers' liability insurance coverage, and in part to provide Indemnitee with specific contractual assurance that the protection promised by the Articles and By-laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of the Articles or By-laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide the Indemnitee with the benefits contemplated by this Agreement; and

         WHEREAS, as a result of the provision of such benefits Indemnitee has agreed to serve or to continue to serve the Company;

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         1. Definitions. The following terms, as used herein, shall have the following respective meanings:

              (a) An Affiliate: of a specified Person is a Person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. The term Associate used to indicate a



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relationship with any Person shall mean (i) any corporation or organization
(other than the Company or a Subsidiary) of which such Person is an officer or partner or is, directly, or indirectly, the Beneficial Owner of ten (10) percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity (other than an Employee Plan Trustee), (iii) any Relative of such Person, or (iv) any officer or director of any corporation controlling or controlled by such Person.

              (b) Arbitration: arbitration to be conducted by a single arbitrator pursuant to the commercial arbitration rules of the American Arbitration Association now in effect, which award shall be made within 90 days following the filing of the demand for arbitration.

              (c) Beneficial Ownership: shall be determined, and a Person shall be the Beneficial Owner of all securities which such Person is deemed to own beneficially, pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on the date hereof; provided, however, that a Person shall, in any event, also be deemed to be the Beneficial Owner of any Voting Shares: (A) of which such Person or any of its Affiliates or Associates is, directly or indirectly, the Beneficial Owner, or (B) of which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner), or (C) of which any other Person is, directly or indirectly, the Beneficial Owner if such first mentioned Person or any of its Affiliates or Associates acts with such other Person as a partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company; and provided further, however, that (i) no director or officer of the Company, nor any Associate or Affiliate of any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed for any purposes hereof, to be the Beneficial Owner of any Voting Shares of which any other such director or officer (or any Associate or Affiliate thereof) is the Beneficial Owner and (ii) no trustee of an employee stock ownership or similar plan of the Company or any Subsidiary ("Employee Plan Trustee") or any Associate or Affiliate of any such Trustee, shall, solely by reason of being an Employee Plan Trustee or


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Associate or Affiliate of an Employee Plan Trustee, be deemed for any purposes hereof to be the Beneficial Owner of any Voting Shares held by or under any such plan.

              (d) A Change in Control: shall be deemed to have occurred if (A) any Person (other than (i) the Company or any Subsidiary or (ii) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) is or becomes, after the date of this Agreement, the Beneficial Owner of 20% or more of the total voting power of the Voting Shares, (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election or appointment by the Board of Directors or nomination or recommendation for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Shares of the surviving entity) at least 80% of the total voting power represented by the Voting Shares of the Company or such surviving entity outstanding, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or (D) there is a change in control of a nature that would be required to be reported in response to Item 5(f) of
Schedule 14A of Regulation 14 promulgated under the Securities Act of 1934, as amended, as in effect on the date hereof.

              (e) Claim: means any threatened, pending or completed action, suit, arbitration or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or otherwise, that Indemnitee in good faith believes might lead to the institution of any such action, suit, arbitration or proceeding, whether civil, criminal, administrative, investigative or other, or any appeal therefrom.

              (f) D&O Insurance: means any valid directors' and officers' liability insurance policy maintained by the Company for the benefit of the Indemnitee, if any.

              (g) Determination: means a determination, and "Determined" means a matter which has been determined based on the facts known at the time, by: (i) a majority vote of directors who are not parties to any action that forms the basis of any Claim, even though less than a quorum or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum or (iii) if such a vote is not obtainable, or even if obtainable, if a vote of such directors so directs, by independent


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legal counsel in a written opinion, or (iv) by the Special Independent Counsel
(in a written opinion) selected by Indemnitee as set forth in Section 6, or (v) a majority of the shares present and voting, or (vi) a final adjudication by a court of competent jurisdiction or by Arbitration.

              (h) Equity Security: shall have the meaning given to such term under Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date hereof.

              (i) Excluded Claim: means any payment for Losses or Expenses in connection with any Claim: (i) based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled; or
(ii) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; or (iii) resulting from Indemnitee's knowingly fraudulent, dishonest or willful misconduct except to the extent that a court of competition has made a determination of Good Faith; or (iv) the payment of which by the Company under this Agreement is not permitted by applicable law.

              (j) Expenses: means any reasonable expenses incurred by Indemnitee as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

              (k) Fines: means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

              (l) Good Faith: means a determination by the Chancery Court of Delaware or the court in which the action or suit that forms the basis of a Claim determines upon application that, Indemnitee acted in good faith and in a manner reasonably believed by Indemnitee to be in, or not opposed to, the best interest of the stockholders of Coram and is fairly and reasonably entitled to indemnification for such amounts which the court shall deem proper.

              (m) Indemnifiable Event: means any event or occurrence, occurring prior to or after the date of this Agreement, related to the fact that Indemnitee is or was a director, officer, employee, trustee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee, including, but not limited to, any breach of duty, neglect, error, misstatement, misleading


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statement, omission, or other act done or wrongfully attempted by Indemnitee, or any of the foregoing alleged by any claimant, in any such capacity.

              (n) Losses: means any amounts or sums which Indemnitee is legally obligated to pay as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, damages, judgments and sums or amounts paid in settlement of a Claim or Claims, and Fines.

              (o) Person: means any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

              (p) Potential Change in Control: shall be deemed to have occurred if (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; (B) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; (C) any Person (other than (i) the Company or any Subsidiary or (ii) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity), is or becomes after the date of this Agreement the Beneficial Owner of 15% or more of the total voting power of the Voting Shares; or (D) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

              (q) Relative: means a Person's spouse, parents, children, siblings, mothers- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.

              (r) Reviewing Party: means (i) any appropriate person or body consisting of a member or members of the Company's Board of Directors or (ii) any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification or (iii) the Special Independent Counsel referred to in Section 4 or 6.

              (s) Subsidiary: means any corporation of which fifty percent of any class of Equity Security is owned, directly or indirectly, by the Company.

              (t) Trust: means the trust established pursuant to Section 7 hereof.

              (u) Voting Shares: means any issued and outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.


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              (v) Written Request: means written notice containing a schedule setting forth in reasonable detail the amount expended or incurred and expected for all Losses and Expenses payable as a result of such Claim, accompanied by a copy of the relevant bill, agreement or other documentation in support thereof.

         2. Basic Indemnification Agreement. In consideration of and as an inducement to, the Indemnitee rendering valuable services to the Company, the Company agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company will indemnify Indemnitee to the fullest extent authorized by law, against any and all Expenses and Losses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses and Losses) of such Claim, whether or not such Claim proceeds to judgment or is settled or otherwise is brought to a disposition, subject in each case, to the further provisions of this Agreement.

         3. Limitations on Indemnification. Notwithstanding the provisions of
Section 2, Indemnitee shall not be indemnified and held harmless from any Losses or Expenses (a) which have been Determined, as provided herein, to constitute an Excluded Claim; (b) to the extent Indemnitee is indemnified by the Company and has actually received payment pursuant to the Articles and By-laws, D&O Insurance, or otherwise; or (c) other than pursuant to Section 4(d) or Section 14, in connection with any Claim initiated by Indemnitee, unless the Company has joined in or the Board of Directors has authorized such Claim.

         4. Indemnification Procedures.

              (a) Promptly after receipt by Indemnitee of notice of any Claim, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof by way of a Written Request and Indemnitee agrees not to make any admission (other than a truthful answer to a question that he or she is required to answer in the course of a deposition, interrogatory or testimony) or effect any settlement with respect to such Claim without the consent of the Company, except any Claim with respect to which the Indemnitee has undertaken the defense in accordance with Section 4(d).

              (b) If, at the time of the receipt of such Written Request, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Claim.



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              (c) To the extent the Company does not, at the time of the Claim have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such Claim will not be payable under the D&O Insurance then in effect, the Company shall be obligated to pay the Expenses of any Claim in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by the Indemnitee in connection with such defense other than reasonable Expenses of investigation; provided that Indemnitee shall have the right to employ his or her counsel in such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Indemnitee's expense; provided further that if: (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or that counsel may not be adequately representing Indemnitee; or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the reasonable fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Claim as to which Indemnitee shall have made the conclusion provided for in clause (ii) above.

              (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made at the earlier of (i) ninety (90) days after receipt by the Company of Indemnitee's Written Request or (ii) 60 days after any judgment, order, settlement, dismissal, award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Claim or any other event which could enable the Company to render a Determination as to indemnification therefor unless a Determination is made that the Claims giving rise to Indemnitee's Written Request are Excluded Claims or otherwise not payable under this Agreement, provided that all payments on account of the Company's obligation to pay Expenses under Section 4(c) of this Agreement prior to the final disposition of any Claim shall be made within 20 days of Indemnitee's Written Request therefor and such obligation shall not be subject to any such Determination but shall be subject to Section 4(f) of this Agreement. In the event the Company takes the position that the Indemnitee is not entitled to indemnification in connection with the proposed settlement of any Claim or if there is a dispute about a Determination under this Agreement, (i) the Indemnitee shall have the right at his or her own expense to undertake defense of any such Claim, insofar as such proceeding involves Claims against the Indemnitee, without notice to the Company by way of Written Request, after the Company has notified the Indemnitee in writing of its contention that the Indemnitee is not entitled to indemnification and/or (ii) Indemnitee may select a Special Independent Counsel (the "Special Independent Counsel") to make Determinations with respect to the rights of Indemnitee to be paid Losses and Expenses under this Agreement. The Special Independent Counsel shall be selected by Indemnitee


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and approved by the Company (which approval shall not be unreasonably withheld), by a court of competent jurisdiction or by Arbitration. The Company shall pay the reasonable fees of such Special Independent Counsel and shall indemnify such Special Independent Counsel against any and all reasonable expenses (including reasonable attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. If it is subsequently determined in connection with such proceedings that the Indemnifiable Events are not Excluded Claims and that the Indemnitee, therefore, is entitled to be indemnified under the provisions of Section 2 hereof, the Company shall promptly indemnify the Indemnitee and shall pay the Indemnitee interest at the prime rate announced from time to time by The Chase Manhattan Bank on such indemnification payments from the date incurred by the Indemnitee.

              (e) In the event Indemnitee is unsuccessful on the merits or otherwise in the defense of any Claim, the Indemnitee shall provide a written certificate executed by the Indemnitee stating that the Indemnitee has not been adjudged liable for intentional misconduct, fraud or a knowing violation of the law in connection with the performance of Indemnitee's duties to the Company or shall provide a copy of an adjudication by a court of competent jurisdiction of Good Faith.

              (f) Indemnitee hereby expressly undertakes and agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any Claim against Indemnitee in the event and only to the extent that a Determination shall have been made by a court of competent jurisdiction in a decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Company for such Losses and Expenses because the Claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement. The Indemnitee's obligation shall be unsecured and no interest shall be charged thereon.

         5. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company's prior written consent. The Company shall not settle any Claim in which it takes the position that Indemnitee is not entitled to indemnification in connection with such settlement without the consent of the Indemnitee, nor shall the Company settle any Claim in any manner which would impose any Fine or any obligation on Indemnitee, without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

         6. Change in Control; Extraordinary Transactions. The Company and Indemnitee agree that if there is a Change in Control of the Company and there is a dispute about a Determination under this Agreement, Indemnitee may select a Special Independent Counsel to make Determinations with respect to the rights of Indemnitee to be paid Losses and Expenses under this Agreement. The Special Independent Counsel shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably


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withheld), by a court of competent jurisdiction or by Arbitration. The Company shall pay the reasonable fees of such Special Independent Counsel and shall indemnify such Special Independent Counsel against any and all reasonable expenses (including reasonable attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         The Company covenants and agrees that in the event of a Change in Control of the sort set forth in clause (C) of Section 1(c), the Company will use its best efforts (a) to have the obligations of the Company under this Agreement including, but not limited to those under Section 7, expressly assumed by the surviving, purchasing or succeeding entity, or (b) otherwise to adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner reasonably acceptable to the Indemnitee.

         7. Establishment of Trust. In the event of a Potential Change in Control or a Change in Control, the Company shall, upon written request by Indemnitee, create a trust (the "Trust") for the benefit of the Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Losses and Expenses which are actually paid or which Indemnitee reasonably determines from time to time may be payable by the Company under this Agreement. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party. The terms of the Trust shall provide that upon a Change in
Control: (i) the Trust shall not be revoked or the principal thereof invaded without the written consent of the Indemnitee; (ii) the trustee of the Trust shall advance, within twenty days of a request by the Indemnitee, any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Section 4(f) of this Agreement); (iii) the Company shall continue to fund the Trust from time to time in accordance with the funding obligations set forth above; (iv) the trustee of the Trust shall promptly pay to the Indemnitee all Losses and Expenses for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement; and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by a court of competent jurisdiction, by Arbitration or in a final decision from which there is no further right of appeal that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee of the Trust shall be chosen by the Indemnitee.

         8. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval or that of an arbitrator pursuant to an Arbitration) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, (i) create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court or an arbitrator pursuant to an Arbitration has determined that indemnification is not permitted by applicable law, including that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believes to be in or not opposed to the best interest


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of the Company and (ii) adversely affect the rights of Indemnitee to indemnification or payments except as may be provided herein.

         9. Non-exclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Articles, the By-laws, the Delaware General Corporation Law, any vote of stockholders or disinterested directors or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity by holding such office, and shall continue after the Indemnitee ceases to serve the Company as a director, officer, employee, agent or fiduciary, for so long as the Indemnitee shall be subject to any Claim by reason of (or arising in part out of) an Indemnifiable Event. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Articles and By-laws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

         10. Liability Insurance. To the extent the Company maintains D&O Insurance, Indemnitee, if an officer or director (or former director or officer) of the Company, shall be covered by such D&O Insurance, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer (or former director or officer) of the Company.

         11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         12. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses and Losses of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to any Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any Determination as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         13. Liability of Company. The Indemnitee agrees that neither the stockholders nor the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under


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this Agreement and the Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

         14. Enforcement,

              (a) Indemnitee's right to indemnification and other rights under this Agreement shall be specifically enforceable by Indemnitee only in the state or Federal courts of the States of Delaware or Colorado or by Arbitration and shall be enforceable notwithstanding any adverse Determination by the Company's Board of Directors, independent legal counsel, the Special Independent Counsel or the Company's stockholders and no such Determination shall create a presumption that Indemnitee is not entitled to be indemnified hereunder. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

              (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all costs and expenses, including counsel fees, incurred by Indemnitee with respect to such action, unless the court or an arbitrator pursuant to an Arbitration determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous.

         15. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision (including any provision within a single section, paragraph or sentence) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms to the fullest extent permitted by law.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

         17. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the States of Delaware and Colorado for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement, other than the Indemnitee's election under the terms of Section 14, and agree that any action instituted under this Agreement, other than the Indemnitee's election under the terms of Section 14, shall be brought only in the state and Federal courts of the States of Delaware and Colorado.

         18. Notices. All notices, including a Written Request, or other communications required or permitted hereunder shall be sufficiently given for all purposes if in writing and personally delivered, telegraphed, telexed, sent by facsimile transmission or sent by registered or certified mail, return receipt requested, with postage prepaid addressed as follows, or to such other address as the parties shall have given notice of pursuant hereto:

                 (a)      If to the Company, to:

                          Coram Health Care Corp.
                          1125 Seventeenth Street
                          Suite 2100
                          Denver, CO 86202
                          Attn: General Counsel

                 (b)(b) If to the Indemnitee, to the address set forth on the signature page hereto.

         19. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

         20. Successors and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, and (ii) shall be binding upon and inure to the benefit of any successors and assigns, heirs, and personal or legal representatives of Indemnitee.

         21. Amendment; Waiver. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.

                                   INDEMNITEE


                                   ---------------------------------------

                                   Address:


                                   ---------------------------------------

                                   ---------------------------------------

                                   ---------------------------------------


                                   CORAM HEALTHCARE CORPORATION



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   SUBSIDIARIES ON ATTACHED EXHIBIT A



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title: